Exhibit 10.7

Confidential

AMENDMENT No. 10

TO

the AGREEMENT

dated 21 December 2012

between

LONZA SALES AG

and

NEXVET BIOPHARMA PTY LTD

Schedule 2

Stage [***]

Schedule 3

Price and Payment

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

THIS AMENDMENT is made the 23rd day of December 2014

BETWEEN

1.	LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002, Switzerland (“Lonza”) and

2.	NEXVET BIOPHARMA PTY LTD, of 9 Meaden Street, Southbank, 3006, Victoria, Australia (“Customer”).

WHEREAS

A.	Customer and Lonza entered into an agreement dated 21 December 2012 referring to NV-01, (the “Agreement”), under which Lonza is required to perform Services relating to the Cell line and Product described.

B.	Customer would like Lonza to carry out additional activities under the Agreement.

C.	Lonza is prepared to perform the additional activities.

NOW THEREFORE it is agreed hereby by the parties to amend the Agreement and perform additional services as follows:

Confidential

1.	Schedule 2 of the Agreement shall be amended to include the following Stage 17.

SCHEDULE 2

[***]

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

2.	Schedule 3 of the Agreement shall be amended by the addition of the following provisions in respect of the additional Stages contained in this Amendment No. 10:

SCHEDULE 3

PRICE AND TERMS OF PAYMENT

1.	Price

In consideration for Lonza performing the Services as detailed in Schedule 2 Customer shall pay Lonza as follows:

Stage	Price (UK £ Sterling)
[***]	[***]

Notes:

(1)	As described in Clause 4 - “Delivery, Transportation of Product and Customer Tests” of the Agreement, additional costs and expenses incurred by Lonza in arranging insurance and transportation in order to ship samples. Product, and Cell Line shall be charged to Customer in addition to the price.

2.	Payment

Payment by Customer of the Price for each Stage shall be made against Lonza’s invoices as follows:

2.1	For Stage 17

[***]% on Completion

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Confidential

3.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

AS WITNESS WHEREOF the parties have caused this Amendment No. 10 to be executed by their representatives thereunto duly authorised as of the day and year first written.

NEXVET BIOPHARMA PTY LTD.	LONZA SALES AG

Signature: /s/ Mark Heffernan	Signature: /s/ Daniel Blattler

Printed Name: Mark Heffernan	Printed Name: Daniel Blattler

Title: CEO	Title: General Counsel Head of Legal Team Basel

Signature: /s/ Damian Lismore	Signature: /s/ M. Maskus

Printed Name: Damian Lismore	Printed Name: M. Maskus

Title: CFO	Title: Head of BD Peptides